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                             PRUDENTIAL EQUITY FUND

                                   CLASS "A"

                                    EXHIBIT
                          AVERAGE ANNUAL TOTAL RETURN
                                  CALCULATION

                                                 n
                              ERV = P * (1 + T)^

P = hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value

================================================================================

                      1 Year                 Inception
                  [Annualized]

     P =           $1,000.00                 $1,000.00

     n =                1.00                      0.94

   ERV =           $  955.40                 $  960.40

     T =               -4.46%                    -4.19%

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                       PRUDENTIAL-BACHE EQUITY FUND, INC.

                                    EXHIBIT
                          AVERAGE ANNUAL TOTAL RETURN
                                  CALCULATION

                                     n
                   ERV = P * (1 + T)^

P = hypothetical initial payment of $1,000.00

T = average annual total return

n = number of years

ERV = ending redeemable value

================================================================================

                  1 Year            5 Year         Inception

  P =           $1,000.00         $1,000.00        $1,000.00

  n =                   1                 5              6.8

ERV =           $1,091.13         $1,842.18        $2,946.74

  T =                9.11%            13.00%           17.23%

--------------------------------------------------------------------------------

***SUBSIDY ADJUSTED***

                  1 Year            5 Year         Inception

  P =           $1,000.00         $1,000.00        $1,000.00

  n =                   1                 5              6.8

ERV =           $1,091.13         $1,842.18        $2,943.53

  T =                9.11%            13.00%           17.21%